EXHIBIT 10.2


                               ACORN HOLDING CORP.
                        2001 DIRECTORS STOCK OPTION PLAN



                                    ARTICLE I

                                   DEFINITIONS

            As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

      (a)   "Board" shall mean the Board of Directors of the Company.

      (b)   "Company" shall mean Acorn Holding Corp.

      (c)   "Date of Grant" shall  mean, with respect  to any Eligible Director:
(a) the date such Eligible Director is initially elected to the Board of Directors, and (B) for each respective fiscal year of the Company thereafter, the date on which the stockholders of the Company shall elect directors at an annual meeting of stockholders or any adjournment thereof.

      (d) "Effective Date" shall mean June 4, 2001, the date of adoption by the Board.

      (e) "Eligible Director" shall mean any Director of the Company who is eligible to serve on the Audit Committee and does not receive any compensation from the Company other than fees to which directors are entitled for their service on the Board of Directors.

      (f) Fair Market Value," unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock (as hereinafter defined) is listed on a national securities exchange or quoted on the NASDAQ SmallCap Market System, the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on the composite tape or by NASDAQ/SCM System Statistics, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ SmallCap Market System, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock on the last preceding day for which such quotations are reported by NASDAQ; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) hereof, such price as the Board shall determine. The determination of the Board shall be conclusive as to the Fair Market Value of the Stock.

      (g) "Option" shall mean an Eligible Director's stock option to purchase Stock granted pursuant to the provisions of Article V hereof.



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      (h)   "Optionee" shall  mean an Eligible  Director to  whom an  Option has been granted hereunder.

      (i) "Option Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

      (j) "Qualified Domestic Relations Order" shall have the meaning assigned to such term under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

      (k) Sale shall mean any single transaction or series of related transactions, upon the consummation of the following events: (i) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (b) a definitive agreement for the sale, exchange, or other disposition of all or substantially all of the assets of the Company (other than to any wholly-owned subsidiary of the Company); provided, that a Sale shall not be deemed to have occurred if there shall be an affirmative vote of a majority of the Board to suspend the provisions of Section
4.3 of the Plan with respect to any such event.

      (l) "Stock" shall mean the common stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

      (m) "Stock Option Agreement" shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Stock in accordance with the Plan.


                                   ARTICLE II

                                    THE PLAN

            2.1 NAME. This Plan shall be known as the "Acorn Holding Corp. 2001 Directors Stock Option Plan."

            2.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Eligible Directors of the Company an opportunity to acquire, maintain and increase their ownership interests in the Company, and thereby to encourage their continued service as directors and to provide them additional incentives to achieve the growth objectives of the Company.

            2.3 EFFECTIVE DATE. The Effective Date of the Plan is June 4, 2001. Any Options granted under the Plan shall only become effective if the stockholders of the Company shall have, on or before June 3, 2002, approved and


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adopted the Plan. If the Plan shall not be so approved and adopted,  all Options granted hereunder shall be of no effect.

            2.4  TERMINATION DATE.  The  Plan  shall  terminate  and  no further
Options  shall   be  granted   hereunder  upon  the  tenth  anniversary  of  the
Effective Date.


                                   ARTICLE III

                                  PARTICIPANTS

            Each Eligible Director shall participate in the Plan, provided that he is or was elected as a member of the Board at an annual meeting of stockholders, or any adjournment thereof, or was elected by Eligible Directors who were elected as members of the Board at an annual meeting of stockholders to fill a vacancy on the Board.


                                   ARTICLE IV

                         SHARES OF STOCK SUBJECT TO PLAN

            4.1 LIMITATIONS. Subject to any antidilution adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Stock which may be issued and sold hereunder shall not exceed 25,000 shares of Stock. Shares of Stock subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company; provided, however, that the shares of Stock with respect to which an Option has been exercised shall not again be available for the grant of an Option hereunder. If any outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised prior to the end of the period during which Options may be granted hereunder, new Options may be granted hereunder covering such unexercised shares.

            4.2 ANTI-DILUTION. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split, reverse stock split or stock dividend:

            (a) The rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option Price, shall be adjusted appropriately; and

            (b) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard


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      to the date on which such Option would  otherwise have become  exercisable pursuant to Sections 5.4 hereof.

            The foregoing adjustments and the manner of application thereof shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

            4.3 SALE OF COMPANY. Each Stock Option Agreement shall provide that, upon a Sale, the Board may elect either (a) to continue the outstanding Options without any payment or (b) to cause to be paid to the Optionee upon consummation of the Sale, a payment equal to the excess, if any, of the sale consideration receivable by the holders of shares of Common Stock in such a Sale (the "Sale Considerationo) over the purchase price for his Option for each share of Common Stock the Optionee shall then be entitled to acquire under the Plan. If the Board elects to continue the Option, then the Company shall cause effective provisions to be made so that the Optionee shall have the right, by exercising the Option prior to the respective Expiration Dates, to purchase the kind and amount of shares of stock and other securities and property receivable upon such a Sale by a holder of the number of shares of Common Stock which might have been purchased upon exercise of the Option immediately prior to the Sale. The value of the Sale Consideration receivable by the holder of a share of Common Stock, if it shall be other than cash, shall be determined, in good faith, by the Board. Upon payment to the Optionee of the Sale Consideration, the Optionee shall have no further rights in connection with the Option granted, the Option shall be terminated and surrendered for cancellation and the Option shall be null and void.


                                    ARTICLE V

                                     OPTIONS

            5.1  OPTION GRANT, NUMBER OF SHARES AND AGREEMENT.

            (a) Annual Grant of Options. Subject to the provisions hereof, each Eligible Director shall be automatically granted an Option to purchase One Thousand (1,000) shares of Stock on (i) the Date of Grant and (ii) each subsequent Date of Grant. Notwithstanding anything herein to the contrary, no Eligible Director shall be entitled to receive more than one grant in any calendar year.

            (b) Agreement. Each Option so granted shall be evidenced by a written Stock Option Agreement, dated as of the Date of Grant and executed by the Company and the Optionee, stating the Option's duration, time of exercise, and exercise price. The terms and conditions of the Option shall be consistent with the Plan.


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            5.2  OPTION  PRICE.  The Option Price  of the Stock  subject to each
Option shall be the Fair Market Value of the Stock on its Date of Grant.

            5.3 OPTION EXPIRATION. Each Option shall expire on the tenth anniversary of such Option's Date of Grant (the "Expiration Date").

            5.4  OPTION EXERCISE.

            (b) Any Option granted under the Plan may not be exercised, in whole or in part, until the first anniversary of the Date of Grant, subject to any additional conditions imposed by the Board and set forth in a Stock Option Agreement. If an Eligible Director shall be removed "for cause" as a member of the Board of Directors on or prior to the first anniversary of the Date of Grant of any Option, such Option shall terminate and be forfeited. Subject to the provisions of this Section 5.4(a), an Option shall remain exercisable at all times until the Expiration Date, regardless of whether the Optionee thereafter continues to serve as a member of the Board. Notwithstanding the foregoing, an Additional Grant shall automatically terminate and be forfeited in the event that the Eligible Director holding such Additional Grant shall fail to continue to own the number of shares of Common Stock which were equal to the number of shares which were a condition of such Additional Grant. Any such termination and forfeiture shall be done on a pro rata basis to the number of shares sold or disposed of.

            (c) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become exercisable in accordance with this Section, but not as to less than one hundred shares of Stock unless the remaining shares of Stock that are so exercisable are less than one hundred shares of Stock. The Option Price is to be paid in full in cash upon the exercise of the Option. The holder of an Option shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares of Stock have been issued or transferred to him upon the exercise of his Option.

            (d) An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its principal office, and by cash payment to the Company at said office of the full amount of the Option Price for such number of shares. In addition to, and prior to the issuance of a certificate for shares pursuant to any Option exercise, the Optionee shall pay to the Company in cash the full amount of any Federal, state or local income or employment taxes required to be withheld by the Company as a result of such exercise.

            (e) At the discretion of the Board, the Stock Option Agreement may provide that an Option granted under the Plan may be exercised with respect to a specified number of shares of Stock by written notice of exercise to the Company stating that (i) the option price for the shares and any withholding tax due thereon will be paid to the Company directly by a broker-dealer designated by the Eligible Director and irrevocable instructions to such effect have been furnished by the Eligible Director to such broker-dealer, and (ii) an advice from the broker-dealer


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      confirming  payment  to the  Company  will be  promptly  delivered  to the
      Company. The exercise of any such option shall be irrevocable at the time of notice to the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to the exercise of the option until the Company has confirmed the receipt of good and sufficient funds in payment of the purchase price thereof.

            5.5 NONTRANSFERABILITY OF OPTION. Unless otherwise provided in the relevant Stock Option Agreement, options may not be transferred by an Optionee otherwise than by will or the laws of descent and distribution, or by a
Qualified Domestic Relations Order. Unless otherwise provided in the relevant Stock Option Agreement, during the lifetime of an Optionee, his Option may be exercised only by him (or by his guardian or legal representative, should one be appointed) or by his spouse to whom the Option has been transferred pursuant to a Qualified Domestic Relations Order. In the event of the death of an Optionee, any Option held by him may be exercised by his legatee(s) or other distributee(s) or by his personal representative(s).


                                   ARTICLE VI

                               STOCK CERTIFICATES

            The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof unless, in the opinion of counsel to the Company, there has been compliance with all applicable legal requirements. An Option granted under the Plan will provide that the Company's obligation to deliver shares of Stock upon the exercise thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities laws. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any Federal, state or local securities laws and applicable corporate law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


                                   ARTICLE VII

                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

            The Board may at any time terminate the Plan, and may at any time and from time to time and, in any respect amend or modify the Plan. The Board may amend the terms of any award theretofore granted under the Plan; provided, however, that subject to Section 4.1 hereof, no such amendment may be made by


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the Board which in any material  respect  impairs the rights of the  participant without the participant's consent.


                                  ARTICLE VIII

                    RELATIONSHIP TO OTHER COMPENSATION PLANS

            The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

                                   ARTICLE IX

                                  MISCELLANEOUS

            9.1 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

            9.2 SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

            9.3 HEADINGS, ETC., NOT PART OF PLAN. Headings of articles and Sections hereof are inserted for convenience and reference, and do not constitute a part of the Plan.












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